VALIC COMPANY I
Supplement to the Prospectus dated October 1, 2009
Growth & Income Fund. Effective March 22, 2010, the “Investment Strategy” section of the Fund’s Fact Sheet is deleted in its entirety and replaced with the following:
The Fund invests in stocks that provide long-term growth potential. As a secondary goal, the Fund invests in securities that will provide current income. The sub-adviser uses a top-down, highly disciplined investment process. A universe of potential investment candidates is developed and then tested through various filters to determine the appropriate mix for achieving the desired returns while limiting variation relative to the market.
The Fund generally invests 90% to 95% of total assets, at the time of purchase, in common stocks and equity-related securities, bonds, preferred stocks, convertible stocks and warrants.
In the section titled “About VC I’s Management — Investment Sub-Advisers — SunAmerica Asset Management Corp.” effective March 22, 2010, John Massey, Portfolio Manager, was added as a portfolio manager to the Fund. Mr. Massey, Senior Vice President and Portfolio Manager, has been with SAAMCo since February 2006 and is primarily responsible for managing a portion of the assets of the Growth & Income Fund. Prior to joining SAAMCo, Mr. Massey was an Associate Director and member of the Large-Cap Growth Team at Bear Sterns Asset Management from 2001 to 2005. Steve Neimeth continues to serve as a portfolio manager of the Fund.
Date: March 22, 2010